SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2007

BOWATER INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8712	62-0721803
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Camperdown Way, Greenville, South Carolina	29602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (864) 271-7733

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Bowater Incorporated, a Delaware corporation (“Bowater”), and certain of its direct and indirect subsidiaries, entered into amendments, effective as of November 2, 2007 (the “Amendments”), to Bowater’s U.S. and Canadian credit facilities. The Amendment with respect to the U.S. credit facility was entered into between Bowater and Wachovia Bank, National Association, as Administrative Agent for the various lenders under that credit agreement. The Amendment to the Canadian credit facility was entered into among Bowater, Bowater Canadian Forest Products Inc. (an indirect subsidiary of Bowater), Bowater Canadian Holdings Incorporated (a direct subsidiary of Bowater) and The Bank of Nova Scotia, as Administrative Agent for the lenders party to that credit agreement. The Amendments principally (a) exclude certain non-recurring charges taken or to be taken in 2007 from the calculation of the interest coverage ratio and the consolidated senior secured leverage ratio; (b) reduce the minimum interest coverage ratio through the fiscal quarter ending September 30, 2008; and (c) reduce the Asset Coverage Amount.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment, effective as of November 2, 2007, to the Credit Agreement between Bowater Incorporated and Wachovia Bank, National Association, as Administrative Agent for the Lenders party thereto, dated as of May 31, 2006

10.2	Second Amendment, effective as of November 2, 2007, to the Credit Agreement among Bowater Incorporated, Bowater Canadian Forest Products Inc., Bowater Canadian Holdings Incorporated and The Bank of Nova Scotia, as Administrative Agent for the Lenders party thereto, dated as of May 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bowater Incorporated has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWATER INCORPORATED

By:	/s/ William A. McCormick
Name:	William A. McCormick
Title:	Assistant Secretary

Dated: November 8, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Second Amendment, effective as of November 2, 2007, to the Credit Agreement between Bowater Incorporated and Wachovia Bank, National Association, as Administrative Agent for the Lenders party thereto, dated as of May 31, 2006

10.2	Second Amendment, effective as of November 2, 2007, to the Credit Agreement among Bowater Incorporated, Bowater Canadian Forest Products Inc., Bowater Canadian Holdings Incorporated and The Bank of Nova Scotia, as Administrative Agent for the Lenders party thereto, dated as of May 31, 2006